UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2018

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01. Other Events

On February 28, 2018, Heat Biologics, Inc. (the “Company”) issued a press release announcing interim results from its Phase 2 study investigating HS-110 in combination with the Bristol-Myers Squibb’s anti-PD-1 checkpoint inhibitor, nivolumab (Opdivo®), in patients with non-small cell lung cancer (NSCLC) whose cancers have progressed after treatment with one or more lines of therapy.

Among the 35 patients in the Intent-to-Treat (“ITT”) population, 6 patients (17%) achieved a partial response and 14 patients (40%) achieved disease control. Evaluable ITT patients (those who underwent at least one follow-up scan regardless of treatment duration) demonstrated overall response and disease control rates of 26% and 67%, respectively. Overall responses appeared durable and long lasting. The survival data are still maturing, and median overall survival has not yet been reached. The combination of HS-110 and nivolumab was well tolerated, with no additional toxicities compared to what has been observed with single agent checkpoint inhibitors.

As predefined in the clinical protocol, patient subgroups were evaluated for levels of tumor infiltrating lymphocytes (“TIL”) and for PD-L1 checkpoint protein expression on tumor cells. Four of 9 “cold tumor” patients with low TIL levels (<10%) at baseline had partial responses. HS-110 also showed a durable effect in patients with low levels of PD-L1, with 3 of 9 patients responding. Both of these patient populations respond poorly to checkpoint inhibitors.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is also hosting an analyst and investor event on February 28, 2018 to present the interim Phase 2 results. In connection with this analyst and investor event, the Company intends to discuss the slide presentation attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

The press release attached as Exhibit 99.1 and the slide presentation attached as Exhibit 99.2 to this Current Report on Form 8-K include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release or the slide presentation are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise information included in this Current Report on Form 8-K or the related Exhibits 99.1 or 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 28, 2018
99.2	Heat Biologics, Inc. presentation dated February 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2018	HEAT BIOLOGICS, INC.

	By:	/s/ Jeff Wolf
	Name:	Jeff Wolf
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 28, 2018
99.2	Heat Biologics, Inc. presentation dated February 28, 2018